Financial result	12 Months Ended
Dec. 31, 2022
Financial result
Financial result

21. Financial result

in EUR	2022	2021	2020
Total interest income arising from financial assets measured at AC	414,820	3,888	4,182
Fair value gains on financial assets at FVTPL	—	352,101	—
Finance income	414,820	355,989	4,182
Total interest expense arising from financial liabilities measured at AC	(1,726,833)	(903,061)	(1,225,189)
Total interest expense arising from lease liabilities	(191,638)	(215,464)	(197,967)
Unwind of discount on asset retirement obligation	(1,988)	(2,026)	(1,993)
Fair value losses on financial assets at FVTPL	(17,843)	(11,574)	—
Finance costs	(1,938,303)	(1,132,126)	(1,425,150)
Net finance costs recognized in profit or loss	(1,523,482)	(776,137)	(1,420,968)

In 2022 total interest income from financial assets measured at AC was TEUR 415 (2021: TEUR 4). This development is mainly driven by interest for fixed deposit accounts within VIA AG in the amount of TEUR 333 (2021: TEUR 0). This represents a new situation in 2022, as such accounts did not previously exist.

In 2022 total interest expense arising from financial liabilities measured at AC increased by TEUR 824 to TEUR 1,727 (2021: TEUR 903), caused by a refinancing of current loans in 2022 with increased interest rates in short-term loans.